DEALER MANAGER AGREEMENT

February 10, 2004

Comstock Resources, Inc.
5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034

Attention:       M. Jay Allison
                         President and Chief Executive Officer

Ladies and Gentlemen:

        This dealer manager agreement (this “Agreement”) will confirm the understanding among Comstock Resources, Inc., a Nevada corporation (the “Company”), Banc of America Securities LLC (“BAS”) and Harris Nesbitt Corp. (“HNC”), pursuant to which the Company has retained BAS to act as the lead dealer manager and soliciation agent and HNC to act as the co-dealer manager and solicitation agent (the “Dealer Managers”), on the terms and subject to the conditions set forth herein, in connection with the proposed tender offer (the “Tender Offer”) for the Company’s outstanding 11¼% Senior Notes due 2007 (the “Notes”) and the related solicitation of consents (the “Consent Solicitation”) from the Holders (as defined below) to certain amendments to the indenture, dated as of April 29, 1999, or the first supplemental indenture, dated as of March 7, 2002, governing the Notes (together, the “Indenture”). The Company will execute a second supplemental indenture to the Indenture (the “Supplemental Indenture”) which will give effect to such amendments immediately prior to the consummation of the Tender Offer.

The holders of Notes are hereinafter referred to as the “Holders.”

        SECTION 1. Engagement. Subject to the terms and conditions set forth herein:

    (a)        The Company hereby retains BAS and HNC, and subject to the terms and conditions hereof, BAS and HNC agree to act, as the exclusive dealer managers and solicitation agents to the Company in connection with the Tender Offer and the Consent Solicitation until the date on which the Tender Offer expires or is earlier terminated in accordance with its terms. The Dealer Managers will advise the Company with respect to the terms and timing of the Tender Offer and the Consent Solicitation and assist the Company in preparing any documents to be delivered by the Company to the Holders or used in connection with the Tender Offer and the Consent Solicitation (collectively, the “Tender and Solicitation Documents”). The Dealer Managers agree that they will not furnish written information other than the Tender and Solicitation Documents to the Holders in connection with the Tender Offer and Consent Solicitation without the prior consent of the Company. The Company authorizes the Dealer Managers, in accordance with their customary practices and consistent with industry practice, to communicate generally regarding the Tender Offer and Consent Solicitation with the Holders and their authorized agents in connection with the Tender Offer and Consent Solicitation.

    (b)        The Company acknowledges that BAS and HNC have been retained solely to provide the services set forth in this Agreement. In rendering such services, the Dealer Managers shall act as independent contractors, and any duties of the Dealer Managers arising out of their engagement hereunder shall be owed solely to the Company. The Company also acknowledges that, except as provided in Section 1(a) hereof, (i) neither BAS nor HNC shall be deemed to act as an agent of the Company or any of its affiliates (except that in any jurisdiction in which the Tender Offer is required to be made by a registered licensed broker or dealer, it shall be deemed made by the Dealer Managers on behalf of the Company), and neither the Company nor any of its affiliates shall be deemed to act as the agent of BAS or HNC and (ii) no securities broker, dealer, bank, trust company or nominee shall be deemed to act as the agent of BAS or HNC or as the agent of the Company or any of its affiliates, and neither BAS nor HNC shall be deemed to act as the agent of any securities broker, dealer, bank, trust company or nominee. Neither BAS nor HNC shall have any liability in tort, contract or otherwise to the Company or to any of the Company’s affiliates for any act or omission on the part of any securities broker, dealer, bank, trust company or nominee or any other person except to the extent that such liability arises out of the gross negligence or the willful misconduct of BAS or HNC, as applicable.

    (c)        The Company acknowledges that BAS and HNC and their affiliates are engaged in a broad range of securities activities and financial services. In the ordinary course of BAS’ and HNC’s businesses, BAS or its affiliates and HNC or its affiliates (i) may at any time hold long or short positions, and may trade or otherwise effect transactions, for BAS’ or HNC’s own account or the accounts of customers, in debt or equity securities of the Company, its affiliates or any other company that may be involved in the transactions contemplated hereby and (ii) may at any time be providing or arranging financing and other financial services to companies that may be involved in a competing transaction.

    (d)        The Dealer Managers agree, in accordance with their customary practices and consistent with industry practice and in accordance with the Tender Offer and Consent Solicitation, to perform those services in connection with the Tender Offer and Consent Solicitation as are customarily performed by dealer managers in connection with similar transactions of a like nature, including, without limitation, using all reasonable efforts to solicit tenders of Notes pursuant to the Tender Offer, communicating generally regarding the Tender Offer with securities brokers, dealers, banks, trust companies and nominees and other Holders, and participating in meetings with, furnishing information to, and assisting the Company in negotiating with Holders.

    (e)        The Company shall arrange for Global Bondholder Services Corporation to act as information agent (the “Information Agent”) in connection with the Tender Offer and Consent Solicitation and as such to advise the Dealer Managers at least daily as to such matters relating to the Tender Offer and Consent Solicitation as the Dealer Managers may reasonably request. In addition, the Company hereby authorizes the Dealer Managers to communicate with the Information Agent with respect to matters relating to the Tender Offer and Consent Solicitation.

    (f)        The Company shall furnish the Dealer Managers, or cause the trustee or registrars for the Notes to furnish the Dealer Managers, as soon as practicable, with cards or lists or copies thereof showing the names of persons who were the Holders of record of Notes as of the date or dates specified by the Dealer Managers and, to the extent reasonably available to the Company, the beneficial Holders of the Notes as of such date or dates, together with their addresses and the principal amount of Notes held by them. In addition, the Company shall update such information from time to time during the term of this Agreement as reasonably requested by the Dealer Managers and to the extent such information is reasonably available to the Company within the time constraints specified. The Dealer Managers agree to use such information only in connection with the Tender Offer and Consent Solicitation and not to furnish such information to any persons except in connection with the Tender Offer and Consent Solicitation.

    (g)        The Company agrees to advise the Dealer Managers promptly of the occurrence of any event which, in the reasonable judgment of the Company or its counsel, could cause or require the Company to withdraw, rescind or modify the Tender and Solicitation Documents. In addition, if any event occurs as a result of which it shall be necessary to amend or supplement any Tender and Solicitation Documents in order to correct any untrue statement of a material fact contained therein or omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall, promptly upon becoming aware of any such event, advise the Dealer Managers of such event and, as promptly as practicable under the circumstances, prepare and furnish copies of such amendments or supplements of any such Tender and Solicitation Documents to the Dealer Managers, so that the statements in such Tender and Solicitation Documents, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (h)        Except as otherwise required by law or regulation, the Company will not use or publish any material in connection with the Tender Offer and Consent Solicitation, or refer to the Dealer Managers in any such material, without the prior approval of the Dealer Managers (which shall not be unreasonably withheld). The Company, upon receiving such approval, will promptly furnish the Dealer Managers with as many copies of such approved materials as the Dealer Managers may reasonably request. The Company will promptly inform the Dealer Managers of any litigation or administrative or similar proceeding (of which it becomes aware) which is initiated or threatened with respect to the Tender Offer and Consent Solicitation. The Dealer Managers agree that they will not make any statements in connection with the Tender Offer and Consent Solicitation other than the statements that are set forth in, or derived from, the Tender and Solicitation Documents without the prior consent of the Company.

    (i)        The Company agrees to pay promptly, in accordance with the terms of the Tender and Solicitation Documents, the applicable purchase price for the Notes to the Holders entitled thereto. The Company agrees not to purchase any Notes during the term of this Agreement except pursuant to and in accordance with the Tender Offer or as otherwise agreed in writing by the parties hereto and permitted under applicable laws and regulations.

        SECTION 2. Expenses.

    (b)        Whether or not any Notes are tendered pursuant to the Tender Offer, the Company shall pay all reasonable expenses incurred in connection with the preparation, printing, mailing and publishing of the Tender and Solicitation Documents, and all amounts payable to securities dealers (including the Dealer Managers), brokers, banks, trust companies and nominees as reimbursements of their customary mailing and handling expenses incurred in forwarding the Tender and Solicitation Documents to their customers, and of any forwarding agent, and all other expenses of the Company in connection with the Tender Offer and Consent Solicitation and shall reimburse the Dealer Managers for all reasonable out-of-pocket expenses incurred by the Dealer Managers in connection with their services as Dealer Managers under this Agreement, including the reasonable fees and disbursements of counsel to the Dealer Managers.

      SECTION 3. [intentionally deleted]

        SECTION 4. Representations and Warranties by the Company. The Company represents and warrants to the Dealer Managers, as of the date hereof, as of each date that any Tender and Solicitation Documents are published, sent, given or otherwise distributed, throughout the continuance of the Tender Offer and Consent Solicitation, and as of the closing date of the Tender Offer on which the Notes are purchased by the Company pursuant to the Tender Offer (the “Closing Date”) that:

    (a)        The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the jurisdiction of its incorporation; and the Company’s subsidiaries have been duly incorporated or otherwise formed and are validly existing as a corporation, partnership, limited liability company or other legal entity and in good standing under laws of their respective jurisdictions of incorporation or formation.

    (b)        The Company has all necessary corporate power and authority to execute and deliver this Agreement, and to perform all its obligations hereunder and to make and consummate the Tender Offer in accordance with its terms.

    (c)        The Company has taken all necessary corporate action to authorize the making and consummation of the Tender Offer and the execution, delivery and performance by the Company of this Agreement; and this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

    (d)        As of the date on which the transactions contemplated by the Tender and Solicitation Documents close, the Company will have all necessary corporate power and authority to execute and deliver the Supplemental Indenture and to perform all of its obligations thereunder; the Supplemental Indenture may be entered into by the Company upon the consent of Holders of at least a majority of the principal amount of Notes then outstanding (excluding for such purposes any Notes owned at the time by the Company or any of its affiliates) pursuant to the provisions of the Indenture; the Supplemental Indenture will be duly executed and delivered by the Company, and when so executed and delivered (assuming consummation of the Consent Solicitation and assuming due authorization, execution and delivery thereof by the Trustee), the Supplemental Indenture, as well as the Indenture (as amended by the Supplemental Indenture) and the Notes issued thereunder, will be the valid and legally binding obligations of the Company entitled, in the case of the Notes, to the benefits of the Indenture (as amended by the Supplemental Indenture), and enforceable against the Company in accordance with their respective terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and general equitable principles.

    (e)        Each of the Tender and Solicitation Documents complies and (as amended or supplemented, if amended or supplemented) will comply in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”); and the documents incorporated or deemed to be incorporated by reference into each of the Tender and Solicitation Documents (collectively, the “Incorporated Documents”) complied, as of the date of filing with the Securities and Exchange Commission (the “SEC”), in all material respects with all applicable requirements of the Securities Act and the Exchange Act; and each of the Tender and Solicitation Documents (including the Incorporated Documents) do not and (as amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (f)        The financial statements, together with the related schedules and notes, contained in the Tender and Solicitation Documents and the Incorporated Documents present fairly, in accordance with generally accepted accounting principles (“GAAP”), the consolidated financial position, results of operations, stockholder’s equity and cash flows of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they relate; and such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein.

    (g)        Except as disclosed in the Tender and Solicitation Documents, the Company and its subsidiaries are not in breach or violation of or in default under, (i) any of the provisions of the Indenture or of the charter or bylaws (or similar organizational documents) of the Company or any of its subsidiaries, (ii) any other note, indenture, loan agreement, mortgage or other agreement, instrument or undertaking to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of their properties or assets is subject other than breaches, violations or defaults that would not have a material adverse effect on the condition, financial or otherwise, earnings, business, operations or prospects of the Company and its subsidiaries taken as a whole, or (iii) any law, rule or regulation, or any order of any court or of any other governmental agency or instrumentality having jurisdiction over the Company or any of its subsidiaries or affiliates or any of its or their respective properties or assets, other than violations or defaults that would not have a material adverse effect on the condition, financial or otherwise, earnings, business, operations or prospects of the Company and its subsidiaries taken as a whole.

    (h)        The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby do not and will not conflict with, or result (or with the passage of time would result) in a breach or violation of, or constitute a default under, (i) any of the provisions of the Indenture or of the charter or bylaws (or similar organizational documents) of the Company or any of its subsidiaries, (ii) any other note, indenture, loan agreement, mortgage or other agreement, instrument or undertaking to which the Company or any of its subsidiaries or affiliates is a party or by which any of them is bound or to which any of their properties or assets is subject, or (iii) any law, rule or regulation, or any order of any court or of any other governmental agency or instrumentality having jurisdiction over the Company or any of its subsidiaries or affiliates or any of its or their respective properties or assets.

    (i)        No consent, approval, authorization or order of, or registration, qualification or filing with, any court or regulatory authority or other governmental agency or instrumentality is or will be required by the Company in connection with the making or consummation of the Tender Offer or the execution, delivery or performance by the Company of this Agreement and the transactions contemplated hereby, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the Exchange Act or applicable state securities or “blue sky” laws or regulations.

    (j)        In connection with the Tender Offer and Consent Solicitation, the Company has complied, and will continue to comply, in all material respects with the Securities Act, the Exchange Act, the applicable regulations of the NASD Inc. or any stock exchange and applicable state securities or “blue sky” laws or regulations.

        The representations and warranties set forth in this Section 4 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Indemnified Person (as defined in Annex A attached hereto) or (ii) any termination, expiration or cancellation of this Agreement.

        SECTION 5. Conditions and Obligations. The obligation of each of the Dealer Managers to act as a Dealer Manager hereunder shall at all times be subject, in its discretion, to the conditions that:

    (a)        All representations and warranties of the Company contained herein or in any certificate or writing delivered hereunder at all times during the Tender Offer and Consent Solicitation shall be true and correct.

    (b)        The Company at all times during the Tender Offer and Consent Solicitation shall have performed, in all material respects, all of its obligations hereunder required as of such time to have been performed by it.

    (c)        Counsel for the Company shall have delivered to the Dealer Managers an opinion, on the Closing Date, covering the following matters:

    (i)        The Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Nevada; has all requisite corporate power and authority to conduct its business as described in the Tender and Solicitation Documents and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, whether individually or in the aggregate, would not have a material adverse effect on the condition, financial or otherwise, earnings, business or operations of the Company and its subsidiaries, taken as a whole. The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder and to consummate the Tender Offer and Consent Solicitation in accordance with their respective terms.

    (ii)        The Company has duly taken all necessary corporate action to authorize the making and consummation of the Tender Offer (including the purchase of Notes pursuant thereto) and the execution, delivery and performance by the Company of this Agreement.

    (iii)        This Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery of this Agreement by the Dealer Managers, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

    (iv)        The making and consummation of the Tender Offer and the execution, delivery and performance by the Company of this Agreement (A) do not and will not conflict with, or result in a breach or violation of, or constitute a default under, any of the provisions of (I) the Indenture, (II) the charter or bylaws (or similar organizational documents) of the Company and its subsidiaries, or (III) to the best of such counsel’s knowledge, any other material agreement, instrument or undertaking of the Company, and (B) to the best of such counsel’s knowledge (based on its review of those laws and regulations which in its experience are normally applicable to transactions of the type contemplated by the Tender Offer and Consent Solicitation) do not and will not result in a violation of any New York, Nevada corporate or United States federal law or regulation (the “Laws”) that is applicable to the Company or any of its subsidiaries or to the transactions contemplated hereby, or result in a violation of any order known to such counsel of any court or of any other governmental agency or instrumentality having jurisdiction over the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries.

    (v)        To the best of such counsel’s knowledge, no consent, approval, authorization, order of, or registration, qualification or filing with, any court or regulatory authority or governmental agency or instrumentality is or will be required of the Company under the Laws in connection with the making and consummation of the Tender Offer and Consent Solicitation or the execution and delivery of this Agreement or performance by the Company of the transactions contemplated by this Agreement.

    (vi)        The consummation of the Tender Offer, in the manner described in the Tender and Solicitation Documents, will not require registration under the Securities Act and will comply in all material respects with the Exchange Act.

In giving the opinions required by this Section 5, such counsel shall additionally state that such counsel has participated in conferences and discussions with the Company, the Company’s accountants and other advisors, the Dealer Managers, the Dealer Managers’ counsel (as applicable) and others in the course of the preparation by the Company of the Tender and Solicitation Documents, at which conferences the contents of the Tender and Solicitation Documents and the related other documents were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the information included in the Tender and Solicitation Documents, including the Incorporated Documents, and the other related documents, no facts have come to such counsel’s attention which lead such counsel to believe that the Tender and Solicitation Documents as of their respective date and the Closing Date, and the Incorporated Documents as of their respective filing date and the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel shall express no view with respect to the financial statements and the notes and schedules thereto contained or incorporated by reference in the Tender and Solicitation Documents or the Incorporated Documents).

    (d)        No stop order, restraining order or injunction has been issued by the SEC or any court, and no litigation shall have been commenced or threatened before the SEC or any court, with respect to (i) the making or the consummation of the Tender Offer and Consent Solicitation, (ii) the execution, delivery or performance by the Company of this Agreement or (iii) any of the transactions in connection with, or contemplated by, the Tender and Solicitation Documents which the Dealer Managers or their legal counsel in good faith believes makes it inadvisable for the Dealer Managers to continue to render services pursuant hereto and it shall not have otherwise become unlawful under any law or regulation, federal, state or local, for the Dealer Managers so to act, or continue so to act, as the case may be.

    (e)        At the Closing Date, there shall have been delivered to the Dealer Managers, on behalf of the Company, a certificate of the Chairman, Chief Executive Officer or President and the Chief Financial Officer of the Company, dated the Closing Date, and stating that the representations and warranties set forth in Section 4 hereof are true and accurate as if made on such Closing Date.

    (f)        The Company shall have advised the Dealer Managers promptly of (i) the occurrence of any event which could cause the Company to withdraw, rescind or terminate the Tender Offer or would permit the Company to exercise any right not to purchase Notes tendered under the Tender Offer, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would make it necessary or advisable to make any change in the Tender and Solicitation Documents being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (iii) any proposal by the Company or requirement to make, amend or supplement any Tender and Solicitation Document or any filing in connection with the Tender Offer pursuant to the Exchange Act or any applicable law, rule or regulation, (iv) its awareness of the issuance by any regulatory authority of any comment or order or the taking of any other action concerning the Tender Offer (and, if in writing, will have furnished the Dealer Managers with a copy thereof), (v) its awareness of any material developments in connection with the Tender Offer or the financing thereof, including, without limitation, the commencement of any lawsuit relating to the Tender Offer and Consent Solicitation and (vi) any other information relating to the Tender Offer and Consent Solicitation, the Tender and Solicitation Documents or this Agreement which the Dealer Managers may from time to time reasonably request.

        SECTION 6. Indemnification. In consideration of the engagement hereunder, the Company shall indemnify and hold each of the Dealer Managers harmless to the extent set forth in Annex A hereto, which provisions are incorporated by reference herein and constitute a part hereof. Annex A hereto is an integral part of this Agreement and shall survive any termination, expiration or cancellation of this Agreement.

        SECTION 7. Confidentiality. The Dealer Managers shall use all information provided to them by or on behalf of the Company hereunder solely for the purpose of providing the services which are the subject of this Agreement and the transactions contemplated hereby and shall treat confidentially all such information, provided that nothing herein shall prevent the Dealer Managers from disclosing any such information (i) pursuant to a requirement of law or regulation or the order or request of any court or administrative, regulatory or similar proceeding, (ii) upon the request of any regulatory authority having jurisdiction over the Dealer Managers or any of its affiliates, (iii) to the extent that such information becomes publicly available other than by reason of disclosure by the Dealer Managers in violation of this Section 7, (iv) to their respective employees, legal counsel, independent auditors and other experts or agents (“Representatives”) who need to know such information in connection with the transaction contemplated hereby and are informed of the confidential nature of such information and (v) to any of its affiliates as set forth in Section 12(c) hereof. Each of the Dealer Managers shall be responsible for compliance by its Representatives with this Section 7. With respect to clause (i) or (ii) above, prior to making any such disclosure, the Dealer Managers shall promptly notify the Company of such order or request, except as prohibited by law, regulation or legal, governmental or regulatory process, and use commercially reasonable efforts to cooperate with the Company, at the Company’s expense, in seeking a protective order or taking such action as the Company may reasonably request consistent with applicable law, regulation or legal, governmental or regulatory process.

        SECTION 8. Survival. The agreements contained in Sections 2, 6 and 7 hereof and Annex A hereto and the representations and warranties of the Company set forth in Section 4 hereof shall survive any termination, expiration or cancellation of this Agreement, any completion of the engagement provided by this Agreement or any investigation made on behalf of the Company, the Dealer Managers or any Indemnified Person and shall survive the termination of the Tender Offer.

        SECTION 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York. The parties hereto consent to the exclusive jurisdiction of the courts of the State of New York and the federal courts located in the Borough of Manhattan, City of New York in any action or proceeding related to this Agreement (except that a judgment obtained in such courts may be enforced in any jurisdiction).

        SECTION 10. Notices. Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given, such notice shall be in writing addressed as follows and effective when received:

      If to the Company:

      Comstock Resources, Inc.
      5300 Town and Country Blvd., Suite 500
      Frisco, Texas 75034
      Fax: 972 668-8812
      Attention: M. Jay Allison, President and Chief Executive Officer

      If to the Dealer Managers:

      Banc of America Securities LLC
      The Hearst Building 214 North Tryon Street, 17th Floor
      Charlotte, NC 28255
      Fax: 704.388.0830
      Attention: High Yield Special Products

      Harris Nesbitt Corp
      [Address]

        with a copy to:

      Banc of America Securities LLC
       9 West 57th Street
      New York, NY 10019
      Fax:212.583.8567
      Attention: Legal Department

        SECTION 11. Advertisements. The Company agrees that the Dealer Managers shall have the right to place advertisements in financial and other newspapers and journals at their own expense describing their services to the Company hereunder, subject to the Company’s prior approval, which approval shall not be unreasonably withheld or delayed.

      SECTION 12. Miscellaneous.

    (a)        This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may not be amended or modified except by a writing executed by each of the parties hereto. Section headings herein are for convenience only and are not a part of this Agreement.

    (b)        This Agreement is solely for the benefit of the Company and the Dealer Managers, and no other person (except for Indemnified Persons, to the extent set forth in Annex A hereto) shall acquire or have any rights under or by virtue of this Agreement.

    (c)        The Dealer Managers may (subject to Section 7 hereof) share any information or matters relating to the Company, the Tender Offer and the transactions contemplated hereby with their respective affiliates and such affiliates may likewise share information relating to the Company with the Dealer Managers. The Dealer Managers shall be responsible for compliance by their affiliates with Section 7 hereof.

    (d)        If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Dealer Managers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

    (e)        This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, taken together, will constitute one and the same instrument.

        If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to the Dealer Manager the enclosed duplicate originals hereof, whereupon this letter shall become a binding agreement between us.

Very truly yours,

BANC OF AMERICA SECURITIES LLC,
HARRIS NESBITT CORP.

By: /s/ANDREW C. KARP
Name: Andrew C. Karp
Title:Managing Director of Banc of America
      Securities LLC

Accepted and agreed to
as of the date first written above:

COMSTOCK RESOURCES, INC.

By: /s/M. JAY ALLISON
Name: M. Jay Allison
Title: President and Chief Executive Officer